Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
a)Vessels under Construction
As at December 31, 2016, the Company was committed to the construction of nine LNG carriers, three long-haul towage vessels, three shuttle tankers, one FSO conversion and one FPSO upgrade for a total cost of approximately $3.0 billion, including capitalized interest and other miscellaneous construction costs. Vessels in which the Company holds an interest through non-consolidated joint ventures are excluded from the above amounts and are described in Note 15b. Three LNG carriers are scheduled for delivery in 2017, four LNG carriers are scheduled for delivery in 2018 and two LNG carriers are scheduled for delivery in 2019. Three long-distance towing and offshore installation vessels are scheduled for delivery during 2017, three shuttle tankers are expected to be delivered in late-2017 through the first half of 2018, the one FSO conversion is scheduled for completion in mid-2017 and the one FPSO upgrade is scheduled for completion in 2017. As at December 31, 2016, payments made towards these commitments totaled $1.0 billion. As at December 31, 2016, the remaining payments required to be made under these newbuilding and conversion capital commitments were $1.1 billion (2017), $607.3 million (2018), $250.3 million (2019).
b)Joint Ventures
Teekay LNG’s share of commitments to fund newbuilding and other construction contract costs of its non-consolidated joint ventures as at December 31, 2016 are as follows:

	Total $	2017 $	2018 $	2019 $	2020 $
Yamal LNG Joint Venture (i)	883,030	91,800	344,850	247,800	198,580
BG Joint Venture (ii)	195,565	80,010	86,154	29,401	—
Bahrain LNG Joint Venture (iii)	224,080	110,364	80,097	33,619	—
Exmar LPG Joint Venture (iv)	77,504	58,096	19,408	—	—
	1,380,179	340,270	530,509	310,820	198,580

(i)
Teekay LNG, through the Yamal LNG Joint Venture, has a 50% ownership interest in six 172,000-cubic meter ARC7 LNG carrier newbuildings that have an estimated total fully built-up cost of $2.1 billion. As at December 31, 2016, Teekay LNG’s proportionate costs incurred under these newbuilding contracts totaled $153.3 million. The Yamal LNG Joint Venture intends to secure debt financing for the six LNG carrier newbuildings prior to their scheduled deliveries.

(ii)
Teekay LNG acquired an ownership interest in the BG Joint Venture and, as part of the acquisition, agreed to assume Shell’s obligation to provide shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery dates pursuant to a ship construction support agreement. The BG Joint Venture has secured financing of $137.1 million related to the commitments included in the table above and Teekay LNG is scheduled to receive $10.9 million of reimbursement directly from Shell.

(iii)
Teekay LNG has a 30% ownership interest in the Bahrain LNG Joint Venture for the development of an LNG receiving and regasification terminal in Bahrain. The project will include a FSU, which will be modified from one of the Teekay LNG’s existing MEGI LNG carrier newbuildings, an offshore gas receiving facility, and an onshore nitrogen production facility. The terminal will have a capacity of 800 million standard cubic feet per day and will be owned and operated under a 20-year agreement commencing early-2019. The receiving and regasification terminal is expected to have a fully-built up cost of approximately $960.0 million. The Bahrain LNG Joint Venture has secured debt financing for approximately 75% of the estimated fully built-up cost of the LNG receiving and regasification terminal in Bahrain.

(iv)
Teekay LNG has a 50% ownership interest in the Exmar LPG Joint Venture which has four LPG newbuilding vessels scheduled for delivery between 2017 and 2018 and has secured financing for the four LPG carrier newbuildings.

In October 2014, Teekay Offshore sold a 1995-built shuttle tanker, the Navion Norvegia, to a 50/50 joint venture with Brazilian-based Odebrecht Oil & Gas S.A. (or OOG). The vessel is committed to a new FPSO conversion for the Libra field located in the Santos Basin offshore Brazil. The conversion project has been completed at Sembcorp Marine’s Jurong Shipyard in Singapore and the FPSO unit is scheduled to commence operations in mid-2017 under a 12-year fixed-rate contract with Petrobras. The FPSO conversion is expected to cost approximately $1.0 billion. As at December 31, 2016, payments made by the joint venture towards these commitments totaled $700.6 million and the estimated remaining payments required to be made are $302.3 million (2017). The joint venture secured a long-term debt facility providing total borrowings of up to $804.0 million for the FPSO conversion, of which $266.7 million was undrawn as at December 31, 2016. During 2016, as a result of certain defaults on interest payments by an OOG affiliate which OOG had guaranteed, the Libra Joint Venture was required to obtain cross default waivers from the lenders of the construction period loan facility. The current waiver is due to expire on June 16, 2017. Although the Libra Joint Venture expects to obtain further cross default waivers from the facility lenders, a failure to do so could adversely affect its ability to fund and complete the Libra FPSO conversion.
c)Liquidity
As of December 31, 2016, the Company adopted the new accounting standard ASC-205-40, Presentation of Financial Statements - Going Concern, which requires management to assess if the Company will have sufficient liquidity to continue as a going concern for the one-year period following the issuance of its financial statements. Despite generating $87 million of consolidated net income and $620 million of consolidated cash flows from operating activities during 2016, the Company ended the year with a working capital deficit of $365 million. This working capital deficit is driven primarily from scheduled 2017 maturities and repayments of outstanding consolidated debt of approximately $1.0 billion, which were classified as current liabilities as at December 31, 2016. In addition to these obligations, the Company also anticipates that Teekay LNG and Teekay Offshore will be required to make payments related to commitments to fund vessels under construction or undergoing conversions/upgrades. (see Notes 15a and 15b).

Based on these factors, over the one-year period following the issuance of its consolidated financial statements, the Company’s consolidated subsidiaries Teekay Tankers, Teekay LNG and Teekay Offshore will need to obtain additional sources of financing, in addition to amounts generated from operations, to meet the minimum liquidity requirements under the financial covenants related to these subsidiaries. These anticipated sources of financing include: raising additional capital through equity issuances; refinancing and increasing amounts available under various loan facilities of Teekay Tankers, Teekay LNG and Teekay Offshore; negotiating new secured debt financings related to vessels under construction or other unencumbered operating vessels for Teekay Tankers, Teekay LNG and Teekay Offshore; and, for Teekay Offshore, negotiating extensions or redeployments of existing assets and the sale of partial interests in certain assets. The success of these initiatives of the Daughter Companies may impact the liquidity of Teekay Parent as a result of certain guarantees provided by Teekay Parent and through the payment of dividends/distributions by the Daughter Companies to Teekay Parent.

The Company is actively pursuing the alternatives described above, which it considers probable of completion based on the Company’s history of being able to raise equity, refinance similar loan facilities and to obtain new debt financing for its vessels under construction, as well as the progress it has made on the financing process to date and indicative offers received from potential investors in certain assets. The Company is in various stages of completion on these matters.

Based on the Company’s liquidity at the date these consolidated financial statements were issued, the liquidity it expects to generate from operations over the following year, and by incorporating the Company’s plans to raise additional liquidity that it considers probable of completion, the Company estimates that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these consolidated financial statements.
d)Legal Proceedings and Claims
The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. The Company believes that any adverse outcome of existing claims, other than with respect to the items noted below, individually or in the aggregate, would not have a material effect on its financial position, results of operations or cash flows, when taking into account its insurance coverage and indemnifications from charterers.

Polar Spirit contract termination

In December 2016, Teekay was awarded $42.4 million plus interest by an arbitrator for unpaid hire and damages for termination of a time-charter contract relating to the Polar Spirit.  The charterers have not responded and Teekay is looking to enforce the award. As the collectability of the award is uncertain, no amounts have been accrued.

Cancellation of two UMS newbuilding contracts

In August 2014, Teekay Offshore acquired 100% of the outstanding shares of Logitel, a Norway-based company focused on high-end UMS. As part of this transaction, Teekay Offshore assumed three UMS newbuilding contracts ordered from COSCO. Teekay Offshore took delivery of one of the UMS newbuildings, the Arendal Spirit, in February 2015.

In June 2016, Teekay Offshore canceled the UMS construction contracts for the two remaining UMS newbuildings, the Stavanger Spirit and Nantong Spirit. As a result of this cancellation, during the second quarter of 2016, Teekay Offshore wrote-off $43.7 million of the assets related to these newbuildings and reversed contingent liabilities of $14.5 million associated with the delivery of these assets. The estimate of potential damages for the cancellation of the Stavanger Spirit newbuilding contract is based on the amount due for the final yard installment of approximately $170 million less the estimated fair value of the Stavanger Spirit. Given the unique design of the vessel as well as the lack of recent sale and purchase transactions for this type of asset, the value of this vessel, and thus ultimately the amount of potential damages that may result from the cancellation, is uncertain. Pursuant to the Stavanger Spirit newbuilding contract and related agreements, Teekay Offshore believes COSCO only has recourse to the single purpose subsidiary that was a party to the Stavanger Spirit newbuilding contract and its immediate parent company, Logitel Offshore Pte. Ltd., for damages incurred.

The estimate of potential damages for the cancellation of the Nantong Spirit newbuilding contract is based upon estimates of a number of factors, including accumulated costs incurred by COSCO, sub-supplier contract cancellation costs, as well as how such costs are treated under the termination provisions in the contract. Teekay Offshore estimates that the amount of potential damages related to the cancellation of the Nantong Spirit contract could range between $10 million and $40 million. Pursuant to the Nantong Spirit newbuilding contract, Teekay Offshore believes COSCO only has recourse to the single purpose subsidiary that was a party to the Nantong Spirit newbuilding contract.

During September 2016, Sevan commenced an action against Logitel, which Teekay Offshore acquired in 2014, in the Oslo District Court. The action relates to the agreements between Sevan and CeFront, related to the 2013 transfer to Logitel Offshore Pte. Ltd. or its wholly-owned subsidiaries (collectively Logitel Offshore) of two hulls to be converted into UMS, including the $60 million bond loan (of which $41 million was a vendor credit and $19 million was a cash loan) granted by a Sevan affiliate to Logitel (or the 2013 Transaction). The action also relates to agreements between Sevan and Teekay Offshore entered into in connection with Teekay Offshore's acquisition of Logitel from CeFront in 2014 (or the 2014 Transaction). Sevan has claimed that the $60 million bond loan to Logitel contravened certain provisions of the Norwegian Corporate Law and that Sevan is entitled to the remaining payment of $50 million plus interest set at the court’s discretion. Logitel intends to dispute these claims. In addition, Sevan has presented Teekay Offshore with a formal notice of claim and request for arbitration seeking $10 million for license and services fees, which Sevan claims is payable in connection with the delivery of the Arendal Spirit. The parties are in the process of selecting an arbitration tribunal and exchanging information on their respective calculations of the amount of license and service fees that may be due.

In addition, in September 2016, CeFront commenced an action against Logitel in the Oslo District Court, claiming that $2.8 million is due under a management agreement and an additional $3.6 million will fall due by May 2017 under that agreement. CeFront also claims that $3.3 million is due under the earn-out provisions of the contracts related to the Arendal Spirit and that $20.2 million is due or will become due related to the earn-out provisions of the contracts for the Stavanger Spirit and Nantong Spirit. Teekay Offshore is defending these claims based on its interpretation of the agreement. Teekay Offshore is uncertain as to the ultimate resolution of these claims.

As at December 31, 2016, Teekay Offshore has accrued $61.9 million in the aggregate related to the above claims and potential claims related to Logitel from Sevan, COSCO and CeFront.

Petrojarl Knarr FPSO

In October 2016 Teekay Offshore received a claim from Royal Dutch Shell Plc (or Shell) for liquidated damages of $23.6 million. This claim is based on Shell's allegation that the Petrojarl Knarr FPSO did not meet the conditions for achieving the Offshore Completion milestone on time. Shell is also claiming that the inability of Teekay Offshore to meet the Offshore Completion milestone date in excess of the grace period has in effect resulted in a 20% reduction in the purchase price for which Shell may purchase the Petrojarl Knarr FPSO from Teekay Offshore pursuant to an option granted in the Purchase Option Agreement. In the counterclaim, Teekay Offshore has alleged that Offshore Completion was achieved after the milestone but within the grace period and that Shell had caused delays due to certain defaults in Shell’s specifications, as well as other events. It is Teekay Offshore’s position that, due to delays caused by Shell, Teekay Offshore is entitled to the daily lease rate for the unit for a period of time prior to when Shell actually started paying such rate and that Shell is not entitled to a reduction in the Purchase Option Price. The duration of any such period that Teekay Offshore claims to be entitled to receive additional daily lease payments is in dispute. However, Teekay Offshore expects that the amount of its claim relating to the counterclaim will exceed Shell's claim of liquidated damages. Nevertheless, uncertainty exists as to the resolution of the claims.

Arendal Spirit UMS

In early-November 2016, the Arendal Spirit UMS experienced an operational incident relating to its dynamic positioning system. As a result of this operational incident, and a gangway incident that occurred in April 2016, the charterer, Petrobras, initiated an operational review. Until the results of the review are available, Petrobras has suspended its charter hire payments since November 2016. Teekay Offshore completed an investigation to identify the cause of such incidents and has implemented corrective actions. There is a risk that Petrobras may seek to cancel the charter contract resulting from their operational review. If this occurs, the term loan outstanding for the Arendal Spirit UMS, which as at December 31, 2016 had a balance of $127.5 million, could become payable within 180 days of a cancellation. Teekay Offshore is working to address Petrobras' concerns to bring the unit back into operation as soon as possible. Should the contract be cancelled, it could result in a reclassification of $112.5 million of long-term debt to the current portion of long-term debt unless Teekay Offshore is able to obtain an extension from the lenders.

Piranema Spirit FPSO Contract

In March 2016, Petrobras claimed that Teekay Offshore’s November 2011 cessation of paying certain agency fees with respect to the Piranema Spirit FPSO unit’s employment should have resulted in a corresponding 2.0% rate reduction on the FPSO contract with Petrobras. Teekay Offshore has estimated the maximum amount of the claim at $7.5 million, consisting of $5.4 million (which is the amount accrued by Teekay Offshore as at December 31, 2016) from a return of 2.0% of the charter hire previously paid by Petrobras to Teekay Offshore for the period from November 2011 up to December 31, 2016, and $2.1 million from a 2.0% reduction of future charter hire to the end of the term of the FPSO contract with Petrobras.

Towage of the Ocean Winner

In February 2017, Teekay Offshore received a notice from Transocean Offshore International Ventures Limited (or Transocean) that it intends to file a claim against Teekay Offshore arising from the towage of the Transocean Winner oil rig by one of its towage vessels, the ALP Forward. Transocean intends to file a claim to recover losses it incurred relating to the grounding of the Transocean Winner in August 2016, including the costs associated with the salvage, replacement tow and other costs payable by Transocean as a result of this incident. Teekay Offshore intends to dispute these claims and believes that such claims would be covered by insurance. As at December 31, 2016, Teekay Offshore had not accrued for any potential liability relating to these claims. An estimate of the possible loss or range of loss cannot be made at this time.

Damen Shipyard Group

In December 2014, Teekay Offshore acquired the Petrojarl I FPSO unit from Teekay Corporation for $57.0 million. The Petrojarl I is undergoing upgrades at the Damen Shipyard Group’s DSR Schiedam Shipyard (or Damen) in the Netherlands with an estimated total cost of approximately $350 million, which includes the cost of acquiring the Petrojarl I. The FPSO is expected to commence operations in the late-2017 under a five-year charter contract with Queiroz Galvão Exploração e Produção SA (or QGEP). As at December 31, 2016, payments made towards these commitments, including the acquisition of the Petrojarl I FPSO unit from Teekay Corporation, totaled $252.5 million and the remaining payments required to be made are estimated to be $97.5 million in 2017. Teekay Offshore is currently in negotiations with the yard regarding the valuation of certain variation orders relating to the upgrades. The outcome of these negotiations may impact the total estimated cost of the Petrojarl I FPSO unit. Teekay Offshore has financed $171.2 million of the Pertrojarl I FPSO upgrade cost through a fully-drawn long-term loan. Due to project delays in the delivery of the unit resulting from shipyard delays, an increased scope of work relating to field-specific requirements and the age of the unit, Teekay Offshore is currently in discussions with QGEP, Damen and its lenders in the Petrojarl I loan facility to agree on revised delivery and charterer acceptance dates for the unit and other terms associated with the charter, shipyard contract and loan facility. In October 2016, December 2016, February 2017, and April 2017 the lenders agreed to extend the availability date of the loan for successive periods of two months, as the loan was subject to a mandatory prepayment provision, initially in early October 2016, if the unit was not accepted at that time by QGEP. These interim extensions provide additional time for Teekay Offshore to negotiate a revised schedule for the delivery of the unit and thereafter, amend the loan facility to reflect the revised delivery schedule. As at December 31, 2016, Teekay Offshore had $60 million held in escrow to fund the final upgrade costs (December 31, 2015 - nil). This amount is presented in restricted cash on the consolidated balance sheet.

STX Offshore & Shipbuilding Co.

In April 2013, four special purpose subsidiary companies of Teekay Tankers entered into agreements with STX Offshore & Shipbuilding Co., Ltd (or STX) of South Korea to construct four, fuel-efficient 113,000 dead-weight tonne Long Range 2 (or LR2) product tanker newbuildings. At the same time, Teekay Tankers entered an Option Agreement with STX allowing Teekay Tankers to order up to 12 additional vessels. The payment of Teekay Tankers’ first shipyard installment was contingent on Teekay Tankers receiving acceptable refund guarantees for the shipyard installment payments. At around the same time, however, STX commenced a voluntary financial restructuring with its lenders, and as a result, STX’s ability to obtain the necessary refund guarantees in respect of the four firm shipbuilding contracts was severely affected. In October and November 2013, Teekay Tankers went on to exercise its rights under the Option Agreement to order eight additional newbuildings. The further required shipbuilding contracts were not entered into by STX within the timeframe specified in the Option Agreement. By December 2013, Teekay Tankers had determined that there was no prospect of the refund guarantees being provided under any of the firm shipbuilding contracts and then by February 2014 that there was no prospect of the same in respect of the further contracts to be entered pursuant to the Option Agreement or of that agreement being otherwise performed by STX. In December 2013, therefore, the subsidiaries of Teekay Tankers gave STX notice that it was treating STX as having repudiated the four firm shipbuilding contracts. Then in February 2014, Teekay Tankers gave STX notice that it was treating STX as having repudiated the Option Agreements. In February and March 2014, Teekay Tankers and its subsidiaries commenced legal proceedings against STX for damages. This involved arbitration proceedings in London in respect of the four firm shipbuilding contracts and English High Court proceedings in respect of the Option Agreement. In November 2014, Teekay Tankers, on behalf of the subsidiaries, placed $0.6 million in an escrow account as cash security in respect of STX’s legal costs relating to the arbitration proceedings. These funds were classified as cash and cash equivalents in Teekay Tankers’ consolidated balance sheets as of December 31, 2015.

On February 15, 2016, Teekay Tankers’ subsidiaries had successfully obtained an English Court Order requiring STX to pay a total of $32.4 million in respect of the four firm shipbuilding contracts. As a result, Teekay Tankers’ subsidiaries have exercised their rights under English law to seek the assistance of the English court in the enforcement of the arbitration awards. Teekay Tankers and its subsidiaries are also pursuing other routes to enforce the awards against STX. Additionally, the $0.6 million cash deposit was refunded in March 2016.

STX has filed for bankruptcy protection and as of December 31, 2016, all Korean enforcement actions are stayed. STX has had that protection recognized in England and Wales. Teekay Tankers will not be in a position to take any further action on enforcement and recognition of its award in the UK or Korea while the bankruptcy protection remains in place. No amounts have been recorded as receivable in respect of these awards due to uncertainty of their collection.

The option agreement case has gone through trial and despite finding that Teekay Tankers had valid option agreements, the judgment was ruled against Teekay Tankers due to uncertainty of delivery dates. Teekay Tankers is considering whether to appeal this ruling.

Class Action Complaint

Following the Company’s announcement in December 2015 that its Board of Directors had reduced the Company’s quarterly dividend to $0.055 per share, down from a dividend of $0.55 per share in the fourth quarter of 2015 dividend payable in February 2016 and the subsequent decline of the price of the Company’s common stock, a class action complaint was filed on March 1, 2016 in the U.S. District Court for the District of Connecticut against the Company and certain of its officers. As a result of the Company's motion to transfer the action, the case was transferred to the U.S. District Court for the Western District of Washington on November 18, 2016. The lead plaintiff in the action filed an Amended Class Action Complaint on January 13, 2017. The Amended Complaint includes claims that the Company and certain of its officers violated Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder. The Amended Complaint alleges that the Company and certain of its officers violated federal securities laws by making materially false and misleading statements regarding the Company’s ability and intention to increase its future dividends beyond the initial dividend increase to $0.55 per share that the Company announced in September 2014 and first declared in the second quarter of 2015, thereby artificially inflating the price of its common stock. The lead plaintiff is seeking unspecified monetary damages, including reasonable costs and expenses incurred in this action. The Company is vigorously defending against the claims. The Company filed a motion to dismiss the Amended Complaint on March 14, 2017. The motion to dismiss will be fully briefed and ready for consideration by the Court on June 14, 2017. Based on the current stage of this action and the Company's evaluation of the facts available at this time, the amount or range of reasonably possible losses to which the Company is exposed cannot be estimated and the ultimate resolution of this matter and the associated financial impact to the Company, if any, remains uncertain at this time. The Company maintains a Directors and Officers insurance policy that provides a fixed amount of coverage for such claims, subject to coverage defenses, and a deductible to be paid by the Company.

Teekay Nakilat Capital Lease

Teekay LNG owns a 70% interest in Teekay Nakilat Corporation (or Teekay Nakilat Joint Venture), which was the lessee under three separate 30-year capital lease arrangements with a third party for three LNG carriers (or the RasGas II LNG Carriers). Under the terms of the leasing arrangements in respect of the RasGas II LNG Carriers, the lessor claimed tax depreciation on the capital expenditures it incurred to acquire these vessels. As is typical in these leasing arrangements, tax and change of law risks were assumed by the lessee, in this case the Teekay Nakilat Joint Venture. Lease payments under the lease arrangements were based on certain tax and financial assumptions at the commencement of the leases and subsequently adjusted to maintain its agreed after-tax margin. On December 22, 2014, the Teekay Nakilat Joint Venture terminated the leasing of the RasGas II LNG Carriers. However, the Teekay Nakilat Joint Venture remains obligated to the lessor to maintain the lessor’s agreed after-tax margin from the commencement of the lease to the lease termination date and placed $6.8 million on deposit with the lessor as security against any future claims and recorded as part of restricted cash - long term in the Company's consolidated balance sheets.

The UK taxing authority (or HMRC) has been challenging the use of similar lease structures in the UK courts. One of those challenges was eventually decided in favor of HMRC (Lloyds Bank Equipment Leasing No. 1 or LEL1), with the lessor and lessee choosing not to appeal further. The LEL1 tax case concluded that capital allowances were not available to the lessor.  On the basis of this conclusion, HMRC is now asking lessees on other leases, including the Teekay Nakilat Joint Venture, to accept that capital allowances are not available to their lessor. The Teekay Nakilat Joint Venture does not accept this contention and has informed HMRC of this position. It is not known at this time whether the Teekay Nakilat Joint Venture would eventually prevail in court. If the former lessor of the RasGas II LNG Carriers were to lose on a similar claim from HMRC, Teekay LNG’s 70% share of the Teekay Nakilat Joint Venture's potential exposure is estimated to be approximately $60 million. Such estimate is primarily based on information received from the lessor.
e)Redeemable Non-Controlling Interest
During 2010, an unrelated party contributed a shuttle tanker with a value of $35.0 million to a subsidiary of Teekay Offshore for a 33% equity interest in the subsidiary. The non-controlling interest owner of Teekay Offshore’s 67%-owned subsidiary holds a put option which, if exercised, would obligate Teekay Offshore to purchase the non-controlling interest owner’s 33% share in the entity for cash in accordance with a defined formula. The redeemable non-controlling interest is subject to remeasurement if the formulaic redemption amount exceeds the carrying value. No remeasurement was required as at December 31, 2016.
In July 2015, Teekay Offshore issued 10.4 million of its 8.60% Series C Cumulative Convertible Perpetual Preferred Units (or Series C Preferred Units) in a private placement for net proceeds of approximately $249.8 million. The terms of the Series C Preferred Units provided that at any time after the 18-month anniversary of the closing date, at the election of each holder, the Series C Preferred Units could be converted on a one-for-one basis into common units of Teekay Offshore. In addition, if after the three-year anniversary of the closing date, the volume weighted average price of the common units exceeded $35.925, Teekay Offshore had the option to convert the Series C Preferred Units into common units. Distributions on the Series C Preferred Units were cumulative from the date of original issue and are payable quarterly in arrears, when, as and if declared by the board of directors of the general partner. The Series C Preferred Units could be redeemed in cash if a change of control occurred in Teekay Offshore.
In June 2016, Teekay Offshore and the holders of the Series C Preferred Units exchanged approximately 1.9 million of the Series C Preferred Units for approximately 8.3 million common units of Teekay Offshore. The number of common units issued consists of the approximately 1.9 million common units that would have been issuable under the original conversion terms of the Series C Preferred Units plus an additional approximately 6.4 million common units to induce the exchange (the Inducement Premium). The value of the additional 6.4 million common units on the date of conversion was approximately $37.7 million, of which $26.7 million has been charged to non-controlling interest and $11.0 million has been charged to retained earnings on the Company's consolidated balance sheet as at December 31, 2016.
In June 2016, Teekay Offshore and the holders of the Series C Preferred Units also exchanged the remaining approximately 8.5 million Series C Preferred Units for approximately 8.5 million Cumulative Convertible Perpetual Preferred Units (or the Series C-1 Preferred Units). The terms of the Series C-1 Preferred Units are equivalent to the terms of the Series C Preferred Units, with the exception that at any time after the 18-month anniversary of the original Series C Preferred Units closing date, at the election of each holder, each Series C-1 Preferred Unit is convertible into 1.474 common units of Teekay Offshore. In addition, if a unitholder of the Series C-1 Preferred Units elects to convert their Series C-1 Preferred Units into common units of Teekay Offshore, Teekay Offshore now has the option to redeem these Series C-1 Preferred Units for cash based on the closing market price of the common units of Teekay Offshore instead of common units. Furthermore, if after the three-year anniversary of the closing date, the volume weighted average price of the common units exceeds 150% of $16.25 per unit, Teekay Offshore has the option to convert the Series C-1 Preferred Units into common units. In addition, unlike the Series C Preferred Units, for which distributions were to be paid in cash, quarterly distributions on the Series C-1 Preferred Units for the eight consecutive quarters ending March 31, 2018 may be paid in Teekay Offshore's sole discretion, in cash, common units (at a discount of 2% to the 10-trading day volume weighted average price ending on the distribution declaration date) or a combination of cash and common units (at the same discount), and thereafter, the distributions will be paid in cash. Consistent with the terms of the Series C Preferred Units, the Series C-1 Preferred Units may be redeemed in cash if a change of control occurs in Teekay Offshore. As a result, the Series C-1 Preferred Units are included on the Company’s consolidated balance sheet as part of temporary equity which is above the equity section but below the liabilities section. The exchange of the Series C Preferred Units for Series C-1 Preferred Units has been accounted for as an extinguishment of the Series C Preferred Units and the issuance of the Series C-1 Preferred Units. As a result, the excess of the carrying value of the Series C Preferred Units over the fair value of the Series C-1 Preferred Units was approximately $20.6 million, of which $14.6 million was accounted for as an increase to non-controlling interest and $6.0 million as an increase to retained earnings on the Company's consolidated balance sheet (the Exchange Contribution) as at December 31, 2016.
In June 2016, Teekay Offshore issued 4.0 million of its 10.50% Series D Preferred Units, of which 1,040,000 of the Series D Preferred Units were purchased by Teekay. Teekay Offshore pays to holders of the Series D Preferred Units a cumulative, quarterly cash distribution in arrears at an annual rate of 10.50%. However, Teekay Offshore may elect, in its sole discretion, to pay the quarterly distributions for the first eight consecutive quarters following issuance in cash, common units (at a discount of 4% to the 10-trading day volume weighted average price ending on the distribution declaration date) or a combination of cash and common units (at the same discount), and thereafter the distributions will be paid in cash. The Series D Preferred Units have no mandatory redemption date, but they are redeemable at Teekay Offshore's option after June 29, 2021 for a 10% premium to the liquidation value and for a 5% premium to the liquidation value any time after June 29, 2022. The Series D Preferred Units are exchangeable into common units of Teekay Offshore at the option of the holder at any time after June 29, 2021, based on the greater of the 10-trading day volume weighted average price at the time of the notice of exchange or $4.00. A change of control event involving the purchase of at least 90% of the common units would result in the Series D Preferred Units being redeemable for cash. As a result, the Series D Preferred Units, net of Teekay's units, are included on the Company’s consolidated balance sheet as part of temporary equity which is above the equity section but below the liabilities section.
f)Other
The Company enters into indemnification agreements with certain Officers and Directors. In addition, the Company enters into other indemnification agreements in the ordinary course of business. The maximum potential amount of future payments required under these indemnification agreements is unlimited. However, the Company maintains what it believes is appropriate liability insurance that reduces its exposure and enables the Company to recover future amounts paid up to the maximum amount of the insurance coverage, less any deductible amounts pursuant to the terms of the respective policies, the amounts of which are not considered material.